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                                                                      EXHIBIT 10



                              Briggs and Morgan
                           Professional Association
                               2400 IDS Center
                         Minneapolis, Minnesota 55402
                           Telephone (612) 334-8400

                               January 22, 1997







Bremer Investment Funds, Inc.
P. O. Box 1956
St. Cloud, Minnesota 56302

Gentlemen:

        We have acted as counsel to Bremer Investment Funds, Inc., a Maryland corporation (the "Company"), in connection with the preparation and filing of a registration statement on Form N-1A (the "Registration Statement") under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the registration of an indefinite number of shares of the Company's Common Stock, par value $.0001 per share (the "Shares").

        We have examined and relied upon copies of the Registration Statement and upon originals, or copies certified to our satisfaction, of such corporate records, documents, certificates and other instruments as in our judgment were necessary or appropriate to enable us to render the opinion set forth below.

        Based on the foregoing, we are of the opinion that the Shares have been duly authorized, and when issued by the Company in the manner set forth in the Registration Statement, will be legally issued, fully paid and nonassessable, provided that the aggregate number of Shares issued does not exceed the number of shares of Common Stock authorized by the Company's Articles of Incorporation.
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Bremer Investment Funds, Inc.
January 22, 1997
Page 2


        We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the references to our firm in the Prospectus and Statement of Additional Information included in the Registration Statement.

                                        Very truly yours,

                                        BRIGGS AND MORGAN,
                                        Professional Association



                                        By: /s/ Christopher C. Cleveland
                                           -------------------------------
                                            Christopher C. Cleveland

CCC/dm